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                                                                   EXHIBIT 10.5


                                  AEHR TEST SYSTEMS

                           CAPITAL STOCK PURCHASE AGREEMENT

    This Capital Stock Purchase Agreement ("Agreement") is made as of the 11th day of September, 1979, by and between AEHR TEST SYSTEMS, a California corporation (the "Company") and MAYFIELD III, a California Limited Partnership ("Purchaser").

    In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

    1.   SALE OF CAPITAL STOCK.

         Subject to the terms and conditions hereof, on the Closing Date the Company will issue and sell to Purchaser and Purchaser agrees to purchase from the Company, 20,000 shares of Company's Capital Stock (the "Shares") at a price of $2.50 per share. The term "Shares" refers to the purchased Shares and all securities received in replacement of Shares or as stock dividends, splits, or the like.

    2.   CLOSING DATES; PRICES; DELIVERY; QUALIFICATION.

         (a) The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of Wilson, Sonsini, Goodrich & Rosati, Two Palo Alto Square, Suite 900, Palo Alto, California, at 10:00 a.m. on September 11, 1979.

         (b) At the Closing, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by it (which shall be issued in Purchaser's name) against payment of the purchase


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price therefor by a check, payable to the order of the Company.

         (c) The sale of the securities which are the subject of this Agreement, if not yet qualified with the California Corporations Commissioner, is subject to such qualification, and the issuance of such securities, or the receipt of any part of the consideration prior to such qualification is unlawful. The rights of the parties to this Agreement are expressly conditioned upon such qualification being obtained. The Closing referred to above is subject to the provisions of this Section 2(c).

    3.   THE COMPANY'S REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants to Purchaser that:

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite power and authority to own and lease property and to conduct its business as presently conducted. The Company is, to the best of its knowledge, not required to be qualified as a foreign corporation in any other jurisdiction. The Company has no subsidiaries. Correct copies of Company's Articles of Incorporation, By-Laws and Minutes of Directors and Stockholders Meetings have been made available to Purchaser.

         (b) Company's outstanding securities have been validly issued and fully paid. Except as set forth in Exhibit A, no securities convertible into, or exchangeable for, Shares of any class of capital stock of the Company and no subscription, warrant, option or other right to purchase or acquire any Shares of any class of capital stock of the Company or any securities convertible

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into, or exchangeable for, Shares of any class of capital stock of the Company are authorized or outstanding and there is no commitment of the Company to issue any Shares, warrants, options or such rights, except as contemplated herein.

         (c) The Company is not a party to any contract, agreement or lease which materially affects the conduct and operation of its business and properties other than as described in this Agreement or on Exhibit B attached hereto.

         (d) The issuance, sale and delivery of the Shares to the Purchaser in accordance herewith has been duly authorized by all requisite corporate action; the Shares are not subject to preemptive or any other similar rights of the stockholders of the Company; and the Shares being issued against payment of the purchase price therefor will be validly issued and outstanding, fully paid and nonassessable and in compliance with applicable legal requirements.

         (e) To the best of the knowledge of the Company there is no action, proceeding or investigation pending or threatened against or involving the Company or any of its properties or assets which might result in any material and adverse change in the property, assets or financial condition of the Company, and to the best knowledge of the Company, it is not in violation of any law or regulation applicable to it where said violation might result in any material and adverse change in the property, assets or financial condition of the Company.


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         (f)  The Company has no knowledge or information that any of its officers or key employees intends to, or is considering, severing his employment or other relationship with the Company, nor is any such individual incapacitated or unable to carry on fulltime employment with the Company. Each employee engaged in technical work has agreed to transfer to Company inventions made by him relating to Company's business.

         (g) No loan or agreement (oral or in writing) exists between the Company and any officer or director or any member of the immediate family of such officer or director except as disclosed in this Agreement or its financial statements.

         (h) The Company has furnished to Purchaser a copy of its unaudited financial statements. Such financial statements fairly present the financial position of the Company as of June 30, 1979 and the Company's operations for the period covered. Such financial statements have been prepared in accordance with generally-accepted accounting principles applied on a consistent basis and are in accordance with the books and records of the Company. Since June 30, 1979 there have been no material changes in the assets or liabilities or in the financial condition or business of the Company which alone or in the aggregate have been adverse.

         (i) The Company has good and marketable title to all of its properties and assets, including without limitation the properties and assets reflected in the financial statements delivered to Purchaser, and assets used in the course of its business, except for property disposed of in the ordinary course of its business since the effective date of such financial statements.


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         (j)  TO the best knowledge of the Company;

              (i) neither the Company nor any of its employees is in breach of any provision of any prior Agreement entered into between either the Company or the employee and any third party, including any employee confidentiality or patent assignment agreements, that in any way adversely affects the Company's ability to conduct its business or affects the employee's performance of his duties as an employee of the Company;

              (ii) the Company is not knowingly infringing any patents or other rights relating to the business and propped business of Company;

              (iii) none of the employees of the Company are knowingly violating any trade secrets of any prior employer; and

              (iv) the Company has all of the rights required to carry on the business it intends to pursue.

         (k) No representation or warranty in this Agreement or any writing furnished to the Purchaser in connection with the transaction contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

    4.   REPRESENTATIONS OF PURCHASER.

         In connection with the purchase of the Shares, Purchaser represents to the Company the following:

         (a) It is purchasing the Shares for investment for its own account only and not with a view to, or for resale in


                                         -5-
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connection with, any "distribution" thereof within the meaning of the Securities
Act of 1933 ("Securities Act").

         (b) It understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of his investment intent as expressed herein. In this connection, it understand that, in the view of the Securities and Exchange Commission ("Commission"), the statutory basis for such exemption may not be present if its representations meant that its present intention was to hold these securities for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, on for a year or any other fixed period in the future.

         (c) It further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption form such registration is available. It further acknowledges and understands that the Company is under no obligation to register the securities. It understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

         (d) It is aware of the adoption of Rule 144 by the Commission, promulgated under the Securities Act, which permits limited public resale of securities acquired in a non-public offering subject to the satisfaction of certain conditions, including,


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among other things, the availability of certain current public information about the Company, the resale occurring not less than two years after it has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited "broker's transaction" and the amount of securities being sold during any six-month period not exceeding specified limitations (generally, 1% of the total amount outstanding).

         (e) It further acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time it wishes to sell the securities; and, if so, it would be precluded from selling the securities under Rule 144 even if the two-year minimum holding period had been satisfied.

         (f) It further acknowledges that in the event all of the requirements of Rule 144 are not met, compliance with Regulation A or some other registration exemption will be required; and that although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

    5.   SURVIVAL OF WARRANTIES.

         All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company and/or


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by Purchaser in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, any investigation at any time made by the Corporation or by Purchaser or on Purchaser's behalf, and the purchase of the Shares. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties as of the date of such certificate or instrument.

    6.   CONDITIONS OF CLOSING.

         The Purchaser's obligation to purchase and pay for the Shares on each Closing Date is subject to the fulfillment prior to or on each Closing Date of the following conditions, any or all of which may be waived in whole or in part by the Purchaser:

         (a) The representations and warranties of the Company under this Agreement shall be deemed to have been made on the Closing Date and shall then be true and correct, and Purchaser shall not have discovered any material error, misstatement or omission therein. The Company shall have performed and complied with all obligations and conditions required to have been performed or complied with by it under the Agreement on or prior to the Closing Date.

         (b) There shall have been delivered to Purchaser a certificate, dated at the Closing Date, signed by the Company's President, certifying that the conditions specified in paragraph 6(a) have been fulfilled.


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    7.   CONDITIONS OF COMPANY'S OBLIGATION AT CLOSING.

         The Company's obligation to deliver the Shares at the Closing is subject to fulfillment prior to or on the Closing Date of the following conditions, any or all of which may be waived, all or in part, by Company.

         (a) The representations and warranties of Purchaser shall be true as of the Closing Date.

         (b) There shall have been received by the Company, prior to the Closing Date, a Permit from the California Commissioner of Corporations for the sale and issuance of the Shares; the Company agrees to use its best efforts to so qualify the sale and issuance of the Shares prior to the Closing Date.

    8.   REGISTRATION RIGHTS.

         If the Company shall grant to any future purchasers of the Company's capital Stock any rights to demand or request registration of the Company's securities under the Securities Act, the holder of any Shares purchased hereunder shall have the right to registration comparable to the greatest rights under such future grants.

    9.   LEGENDS.

         The certificate or certificates representing the Shares shall bear the following legends:

         IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE CALIFORNIA COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.


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         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR
         INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

    10.  MISCELLANEOUS.

         (a) Any Notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business,
Attention: the President, and if to Purchaser, at his address as shown on the stock records of the Company.

         (b) The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company and Purchaser, their successors and assigns, except that the right of Purchaser to purchase Shares may be assigned only with the prior written consent of the Company.

         (c) Both parties agree to execute any additional documents necessary to carry out the purposes of this Agreement.


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    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


COMPANY:                                         PURCHASER:

AEHR TEST SYSTEMS                                MAYFIED III



By  /s/ RHEA J. POSEDEL                          By  /s/ [ILLEGIBLE]
  ----------------------------                      ----------------------------
                   , President                                 , General Partner






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                                      EXHIBIT A
                                      ---------


Option Holder                                       Number of Shares
-------------                                       ----------------

Donald Brame                                              1,000

Verna Brame                                               1,000

Clarence Brehm                                            2,000

Vivian Owen                                               3,000

Richard A. Paulsen                                        2,000

Rhea J. Posedel                                           5,000


    At a meeting of the Board of Directors of Aehr Test Systems held on June
29, 1979, the Board of Directors authorized the grant of an additional 5,000 shares to Rhea J. Posedel, to take place on December 31, 1979, if the corporations's performance for the year ended on that date is according to plan.